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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 17, 2006

                            ENTERASYS NETWORKS, INC.
             (Exact name of registrant as specified in its chapter)

         DELAWARE                       1-10228                  04-2797263
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                                50 MINUTEMAN ROAD
                                ANDOVER, MA 01810
              (Address and zip code of principal executive offices)


       Registrant's telephone number, including area code: (978) 684-1000


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On January 17, 2006, Enterasys Networks, Inc. (the "Company") issued a press release announcing that it has set the record date and the date of the Company's special meeting of shareholders in connection with the Agreement and Plan of Merger dated November 11, 2005 among the Company, Gores ENT Holdings, Inc. and ENT Acquisition Corp. (the "Transaction"). The record date for shareholders entitled to vote on the Transaction will be January 13, 2006. The date of the special meeting of shareholders in connection with the Transaction will be February 16, 2006. The special meeting will be held at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 at 10:00 a.m. eastern time.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

    Exhibit 99.1    Press Release dated January 17, 2006


                                      -2-
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 17, 2006                      By: /s/ GERALD M. HAINES II
                                          --------------------------------------
                                      Name: Gerald M. Haines II
                                      Title: Executive Vice President of
                                             Strategic Affairs and Chief
                                             Legal Officer



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                                  EXHIBIT INDEX

Exhibit 99.1   Press Release dated January 17, 2006